                                                                 Exhibit 10.2(b)

                                                             [EXECUTION VERSION]

                                FIRST AMENDMENT
                                      AND
                                 LIMITED WAIVER
                                       TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         THE FIRST AMENDMENT AND LIMITED WAIVER TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 14, 1998 (this "Amendment"), to the Third Amended and Restated Credit Agreement dated as of October 23, 1998 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") is entered into among Kaynar Technologies Inc., a Delaware corporation (the "Borrower"), the other Credit Parties, the Co-Agent and the Lenders (each as defined in the Credit Agreement) from time to time party to the Credit Agreement and General Electric Capital Corporation, a New York corporation, individually and as agent (in such capacity, "Agent") for itself and the Lenders. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

                                  WITNESSETH:

         WHEREAS, the Borrower, the other Credit Parties, the Agent, the Co-Agent and the Lenders have entered into the Credit Agreement; and

         WHEREAS, the Borrower and the other Credit Parties have requested that the Agent, the Co-Agent and the Lenders amend the Credit Agreement to (i) extend the final date permitted for the termination and unconditional release of all Accommodation Obligations of the Borrower with respect to Indebtedness of M&M assumed in connection with the M&M Acquisition from January 25, 1999, to March 31, 1999, and (ii) amend the Restricted Payment covenant to permit the repurchase of shares of the Borrower's common Stock with an aggregate Fair Market Value of up to $10,000,000;

         WHEREAS, the Borrower and the other Credit Parties have requested that the Agent, the Co-Agent and the Lenders grant limited waivers of the following sections of the Credit Agreement:

         (i) Section 5.18(a) of the Credit Agreement with respect to Cash Management Systems for the Marcliff Subsidiaries;

         (ii) Section 5.18(b) of the Credit Agreement with respect to loss payable and additional insured endorsements of the Marcliff Subsidiaries;

         (iii) Paragraphs (a) and (b) of Annex C to the Credit Agreement with respect to establishment of Lock Boxes and tri-party blocked account agreements, and

                                                             [EXECUTION VERSION]

     Paragraph 1 (E) of Annex D to the Credit Agreement with respect to delivery of evidence relating to Cash Management Systems, in each case in connection with Borrower Accounts at Michigan National Bank, Bank of America/Anaheim Hills Branch, Union Bank, CoreStates Bank of Delaware and CoreStates Bank/Philadelphia;

         (iv) Paragraph 1 (J) of Annex D to the Credit Agreement with respect to delivery of the GE Capital Fee Letter;

         (v) Paragraph 1 (P) of Annex D to the Credit Agreement with respect to delivery of the Collateral Assignments;

         (vi) Paragraph 2(G) of Annex D to the Credit Agreement with respect to delivery of landlord waivers and bailee letters for the Marcliff Subsidiaries;

         WHEREAS, the Agent and the Lenders are willing to enter into such amendments and waivers on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the above premises, the Borrower, the other Credit Parties, the Agent, the Co-Agent and the Lenders agree as follows:

     1. AMENDMENTS TO THE CREDIT AGREEMENT. Upon the "Effective Date" (as defined in Section 4 below), the Credit Agreement is hereby amended as follows:

         a. AMENDMENT TO SECTION 6.6(ii). Section 6.6(ii) of the Credit Agreement is amended by deleting the date "January 25, 1999" and substituting in lieu thereof the date "March 31, 1999."

         b. AMENDMENT TO SECTION 6.14(d). Section 6.14(d) is hereby amended by deleting the phrase "and (d)" at the end of clause (c) thereof and substituting the following in lieu thereof:

         ", (d) repurchases of Stock permitted by SECTION 6.5(b)(iii) above and
     (e)"

         2. Limited Waivers. Upon the Effective Date, the Agent, the Co-Agent and the Lenders hereby grant, subject to the terms and conditions set forth herein, the following limited waivers:

         a. A limited waiver, until December 21, 1998, of the provisions of Paragraph 1(J) of Annex D to the Credit Agreement with respect to (and only with respect to) delivery by the Borrower of a duly executed original of the GE Capital Fee Letter.

                                                             [EXECUTION VERSION]

         b. A limited waiver, until December 30, 1998, of the provisions of
     Section 5.18(a) of the Credit Agreement with respect to (and only with respect to) delivery by the Marcliff Subsidiaries of duly executed tri-party blocked account and lock-box agreements in accordance with Annex C to the Credit Agreement.

         c. A limited waiver, until December 30, 1998, of the provisions of
     Section 5.18(b) of the Credit Agreement with respect to (and only with respect to) delivery by the Marcliff Subsidiaries of insurance certificates with respect to the insurance polices required by Section 5.4 of the Credit Agreement, showing loss payable and/or additional insured clauses or endorsements.

         d. A limited waiver, until February 15, 1999, of the provisions of Paragraphs (a) and (b) of Annex C to the Credit Agreement with respect to (and only with respect to) the establishment by Borrower of Lock Boxes and tri-party blocked account agreements, and Paragraph 1(E) of Annex D to the Credit Agreement with respect to Borrower's delivery of evidence relating to Cash Management Systems, in each case in connection with Borrower Accounts at Michigan National Bank, Bank of America/Anaheim Hills Branch, Union Bank, CoreStates Bank of Delaware and CoreStates Bank/Philadelphia.

         e. A limited waiver, until February 15, 1999, of the provisions of Paragraph 1(P) of Annex D to the Credit Agreement with respect to (and only with respect to) delivery by the Borrower of duly executed copies of the Collateral Assignments.

         f. A limited waiver, until February 15, 1999, of the provisions of Paragraph 2(G) of Annex D to the Credit Agreement with respect to (and only with respect to) delivery by the Marcliff Subsidiaries of a duly executed landlord waiver and consent with respect to the leased property in Stoughton, Massachusetts.

     3. REPRESENTATIONS AND WARRANTIES. The Credit Parties hereby jointly and severally represent and warrant to the Agent, the Co-Agent and the Lenders that, as of the Effective Date and after giving effect to this Amendment:

         a. All of the representations and warranties of the Credit Parties contained in this Amendment, the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date); and

         b. Except with respect to provisions of the Credit Agreement expressly waived herein, no Default of Event of Default has occurred or is continuing or will result after giving effect to this Amendment.

                                                             [EXECUTION VERSION]


     4. EFFECTIVE DATE. This Amendment shall become effective as of the date first written above (the "EFFECTIVE DATE") upon the satisfaction of each of the following conditions:

         a. The Agent shall have received each of the following documents, in each case in form and substance satisfactory to the Agent, prior to 5:00 p.m. (New York time) on December 23, 1998:

              i. counterparts hereof executed by the Credit Parties;

              ii. a certificate of an officer of each of the Credit Parties certifying that all conditions precedent to the effectiveness of this Amendment have been satisfied;

              iii. a certificate of the Secretary or Assistant Secretary of each of the Credit Parties dated the Effective Date certifying (A) that the By-laws of such Credit Party have not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary or Assistant Secretary of such Credit Party delivered to the Agent and remain in full force and effect as of the Effective Date, (B) that the Articles of Incorporation of such Credit Party have not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary of State of such Credit Party's jurisdiction of incorporation delivered to the Agent and remain in full force and effect as of the Effective Date and (C) that the execution, delivery and performance of this Amendment have been approved and authorized by all necessary corporate action; and

              iv. such additional documentation as the Agent may reasonably request;

         b. No law, regulation, order, judgment or degree of any Governmental Authority shall, and the the Agent shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the consummation of the transactions contemplated by this Amendment, except for such laws, regulations, orders or degrees, or pending or threatened litigation that in the aggregate could not reasonably be expected to result in a Material Adverse Effect;

         c. All of the representations and warranties of the Credit Parties contained in this Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date);

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                                                             [EXECUTION VERSION]

         d. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects in form and substance to the Agent; and

         e. No Default or Event of Default shall have occurred and be continuing on the Effective Date or will result after giving effect to this Amendment.

5. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS

         a. Upon the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended and supplemented hereby.

         b. Except to the extent specifically set forth herein, the respective provisions of the Credit Agreement and the other Loan Documents shall not be amended, modified, waived, impaired or otherwise affected hereby, and such documents and the Obligations under each of them are hereby confirmed as being in full force and effect.

         c. This Amendment shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment or waiver of any other term or condition of the Credit Agreement or any other Loan Document, (ii) prejudice any right or rights which the Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other loan Document, (iii) require the Agent or any Lender to agree to a similar transaction on a future occasion or (iv) create any rights herein to another Person or other beneficiary or otherwise, except to he extent specifically provided herein.

     6. MISCELLANEOUS. This Amendment is a Loan Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

     7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     8. GOVERNING LAW. THIS AMENDMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                                                            [EXECUTION VERSION]

     9. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.

                                                             [EXECUTION VERSION]

     IN WITNESS WHEREOF, the Credit Parties, the Agent, the Co-Agent and the Lenders have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                KAYNAR TECHNOLOGIES INC.
                                M&M MACHINE & TOOL CO.
                                MARCLIFF CORPORATION
                                MARSON CREATIVE FASTENER, INC.
                                RECOIL INC.
                                RECOIL HOLDINGS, INC.
                                RECOIL HOLDINGS AUSTRALIA, INC.

                                By: /s/ David A. Werner
                                   ----------------------------------------
                                    David A. Werner
                                    Authorized Signatory

                                GENERAL ELECTRIC CAPITAL CORPORATION, as
                                Agent, Co-Agent and Lender

                                By:
                                   ----------------------------------------
                                    Name:
                                    Authorized Signatory

                                                             [EXECUTION VERSION]

     IN WITNESS WHEREOF, the Credit Parties, the Agent, the Co-Agent and the Lenders have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                KAYNAR TECHNOLOGIES INC.
                                M&M MACHINE & TOOL CO.
                                MARCLIFF CORPORATION
                                MARSON CREATIVE FASTENER, INC.
                                RECOIL INC.
                                RECOIL HOLDINGS, INC.
                                RECOIL HOLDINGS AUSTRALIA, INC.

                                By: /s/ David A. Werner
                                   ----------------------------------------
                                    David A. Werner
                                    Authorized Signatory

                                GENERAL ELECTRIC CAPITAL CORPORATION, as
                                Agent, Co-Agent and Lender

                                By: /s/ Charles D. Chiodo
                                   ----------------------------------------
                                    Name: Charles D. Chiodo
                                    Authorized Signatory